POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Insurance Company of America hereby constitute and appoint Susan E. Bryant, Julie E. Rockmore and Kirk P. Wickman and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, including but not limited to Pre-Effective and Post-Effective Amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750

Registration Statements filed under the Investment Company Act of 1940:

                                    811-08582

hereby ratifying and confirming on this 16th day of January, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments including but not limited to Pre-Effective and Post-Effective Amendments thereto.


                                 Signature/Title




                              /s/ Daniel P. Kearney
            -------------------------------------------------------
                                Daniel P. Kearney
                             President and Director
                          (Principal Executive Officer)




                               /s/ Laura R. Estes
            -------------------------------------------------------
                            Laura R. Estes, Director




                                 Signature/Title




                              /s/ Deborah Koltenuk
              -----------------------------------------------------
                                Deborah Koltenuk
               Vice President, Treasurer, Corporate
                            Controller and Director
                  (Principal Financial and Accounting Officer)



                              /s/ James J. Mallozzi
              -----------------------------------------------------
                           James J. Mallozzi, Director



AICAPOA.DOC 1/8/97 10:32AM